UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2024

BLUE OWL CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39653	86-3906032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue,	New York,	NY	10022
(address of principal executive offices)

(212) 419-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	OWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original 8-K”) filed by Blue Owl Capital Inc. (the “Company”) with the Securities and Exchange Commission on June 14, 2024. The Company is filing this Amendment solely to add Item 5.02 to provide information about the Amended and Restated Blue Owl Capital Inc. 2021 Equity Incentive Plan, which was approved by the Company’s stockholders at the annual meeting of the stockholders held on June 13, 2024, as disclosed in Item 5.07 of the Original 8-K, and to file the Amended and Restated Blue Owl Capital Inc. 2021 Equity Incentive Plan as an exhibit hereto. This Amendment amends and restates the Original 8-K in its entirety.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s Annual Meeting of the Stockholders held on June 13, 2024 (the “Annual Meeting”), the Company’s stockholders approved the Amended and Restated Blue Owl Capital Inc. 2021 Equity Incentive Plan (the “Plan”), which had been previously approved by the Company’s Board of Directors, subject to stockholder approval. A description of the Plan is set forth in the section entitled “Proposal 3: Approval of the Amended and Restated Blue Owl Capital Inc. 2021 Equity Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”), which is incorporated herein by reference.

The description is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Proxy Statement. The issued and outstanding shares of common stock of the Company entitled to vote at the Annual Meeting consisted of the shares of common stock outstanding on the record date, April 19, 2024 (the “Record Date”), including: (a) 500,879,131 shares of Class A common stock, par value $0.0001 per share (“Class A Shares”), representing 500,879,131 votes, (b) zero shares of Class B common stock, par value $0.0001 per share, representing zero votes, (c) 611,908,856 shares of Class C common stock, par value $0.0001 per share (“Class C Shares”), representing 611,908,856 votes and (d) 316,016,619 shares of Class D common stock, par value $0.0001 per share (“Class D Shares”), representing 4,451,151,948 votes (or 80% of the total votes). Holders of Class A Shares, Class C Shares and Class D Shares voted as a single class on all matters presented at the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on April 26, 2024, and the Company’s inspector of election certified the vote tabulations indicated below. Of the total 5,563,939,935 votes eligible to be cast at the Annual Meeting, shares entitled to cast 5,079,969,007 votes were represented. The final results of the stockholder vote are set forth below.

Proposal 1

The nominees listed below were elected as Class III directors of the Company to serve for three-year terms expiring at the 2027 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal, based on the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Andrew S. Komaroff	4,836,315,109	170,909,957	1,313,415	71,430,526
Douglas I. Ostrover	4,836,509,970	170,692,327	1,336,184	71,430,526
Stacy Polley	4,776,295,046	230,929,674	1,313,761	71,430,526
Marc Zahr	4,834,941,739	172,280,056	1,316,686	71,430,526

Proposal 2

The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s 2024 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN
5,073,891,050	5,983,300	94,657

Proposal 3

The proposal to approve the Amended and Restated Blue Owl Capital Inc. 2021 Equity Incentive Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,739,939,214	268,233,551	365,716	71,430,526

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Amended and Restated Blue Owl Capital Inc. 2021 Omnibus Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CAPITAL INC.
(registrant)

Date: June 20, 2024	By:	/s/ Neena A. Reddy
Neena A. Reddy
General Counsel and Secretary